Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311USA
Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

April 25, 2017

General Motors Financial Company, Inc.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by General Motors Financial Company, Inc. (the “Company”) and RBC Capital Markets, LLC, Deutsche Bank Securities Inc., Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile loan contracts in conjunction with the proposed offering of AmeriCredit Automobile Receivables Trust 2017-2, Automobile Receivables Backed Notes.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 13, 2017, representatives of the Company provided us with a computer-generated automobile loan contract data file and related record layout containing data, as represented to us by the Company, as of the close of business April 11, 2017 (except with respect to the “current maturity date,” which is as of March 31, 2017), with respect to 69,973 automobile loan contracts (the “Statistical Loan File”). At the Company’s instruction, we randomly selected 185 automobile loan contracts from the Statistical Loan File (the “Sample Contracts”) and performed certain comparisons and recomputations for each of the Sample Contracts relating to the automobile loan contract characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics

1.      Vehicle identification number (“VIN”)

2.      Origination date

3.      Original monthly P&I payment

4.      Original amount financed

5.      Original first payment date

6.      Original term to maturity

7.      Grace period

8.      Current annual percentage rate (“Current APR”)

9.      Model type (new/used)

10.    Model year

11.    Vehicle make

12.    Co-obligor present indicator (yes/no)

13.    Original interest rate (“Original APR”)

14.    Original loan-to-value ratio

15.    Vehicle value (as of origination)

16.    Payment to income ratio

17.    Current maturity date (month and year)*

18.    State (current)

19.    Next payment date

20.    Number of deferred payments

21.    Number of times delinquent – 30 days

22.    Number of times delinquent – 60 days

23.    Number of times delinquent – 90 days

24.    Bankruptcy indicator (yes or no)

25.    Repossession indicator (yes or no)

26.    Custom score

27.    Obligor credit score

28.    FICO score

29.    Remaining term to maturity

*	As of March 31, 2017.

We compared Characteristics 1. through 12. to the corresponding information set forth on or derived from the Installment Sales Contract or Agreement of Substitution of Collateral (collectively, the “Contract”) or SCRA Rate Reduction Letter or APR Reduction Advice Letter.

We compared Characteristic 13. to the corresponding information set forth on or derived from the Contract.

We compared Characteristics 14. and 15. to the corresponding information set forth on one of the Company’s origination systems (collectively, the “Loan Origination System”).

We compared Characteristic 16. to the corresponding information set forth on the Company’s funding system (the “Loan Funding System”) or the Loan Origination System.

We compared Characteristic 17. to the corresponding information set forth on the Company’s loan operating system (the “Loan System”) as of March 31, 2017.

We compared Characteristics 18. through 25. to the corresponding information set forth on the Loan System as of April 11, 2017.

We compared Characteristics 26. and 27. to the Loan Origination System.

Using the methodologies provided to us by representatives of the Company, we compared Characteristic 28. to the Loan Origination System.

We compared Characteristic 29. to the number of payments between the (i) next payment date (Characteristic 19., as set forth on the Loan System as of April 11, 2017) and (ii) current maturity date (Characteristic 17., as set forth on the Loan System as of March 31, 2017).

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guaranty of Title, Notice of Lien, Notice of Security Interest, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Notice of Security Interest Filing, Lien Receipt, Notice of Lien Filing, Electronic Verification of Title or other related correspondence (collectively, the “Title Certificate”).

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For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 6. and 29., differences of one month or less are deemed to be in agreement;

•	with respect to Characteristic 9., for those Sample Contracts that did not indicate a model type on the Contract or the model type (as set forth on the Contract) did not agree to the model type (as set forth on the Statistical Loan File), we were instructed by the Company to ascertain the model type based on the odometer reading stated on the Contract or, if the odometer reading was not identified on the Contract, from the Title Certificate or Odometer Disclosure Statement. We were further instructed that if an odometer reading noted on the Contract, Title Certificate or Odometer Disclosure Statement was (i) greater than or equal to 5,000 miles, the model type would be observed as “Used” or (ii) less than 5,000 miles, the model type would be observed as “New;”

•	with respect to our comparison of Characteristic 14., differences of 0.01% or less are deemed to be in agreement;

•	with respect to our comparison of Characteristic 15., differences of $1.00 or less are deemed to be in agreement;

•	with respect to our comparison of Characteristic 16., differences of 0.50% or less are deemed to be in agreement;

•	with respect to Characteristic 26., in those instances where we observed two custom scores on the Loan Origination System, we compared the second custom score to the custom score set forth on the Statistical Loan File; and

•	with respect to our comparison of Characteristic 28., differences of one or less are deemed to be in agreement.

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of or observed the following:

•	the corresponding borrower and dealer are located in the United States, as indicated on the Contract. For those Contracts that did not note the dealer’s address, we were instructed by the Company to ascertain the dealer’s address from the Title Certificate;

•	a Company employee credit approval (for Sample Contracts identified as Company originated loans on the Loan Origination System or as indicated to us by the Company), as indicated by an on-line approval set forth on the Loan Origination System;

•	a Title Certificate (as defined above);

•	a security interest of the Company, AmeriCredit Financial Services, Inc. or an originating affiliate (with allowable name variations and abbreviations, as indicated to us by the Company) is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	a Credit Bureau Report Summary set forth on the Loan Origination System;

•	a Truth-in-Lending Disclosure Statement; and

•	an Agreement to Provide Insurance, Binder of Insurance, Confirmation of Accidental Physical Damage Insurance, Supplemental Provision, Agreement to Furnish Insurance, Property Insurance Disclosure, Notice of Requirement to Provide Insurance, Insurance Verification Form or Insurance Coverage Acknowledgement (collectively, the “Agreement to Provide Insurance”).

The automobile loan contract documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

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Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2017.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description
1	Two differences in origination date
2	One difference in model type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2017

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Contract
1	37091	Origination date	1/12/2017	1/11/2017
1	40911	Origination date	1/11/2017	1/9/2017
2	15533	Model type	Used	New

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached